EXHIBIT 99.1
Excerpt From Regency Investor and Analyst Day Presentation

[Slide 1, page 14 of the “Regency Investor and Analyst Day Presentation”]

Regency's Mission
Dedicated to Being the Leading, National Shopping Center Company

[Slide 2, page 15 of the “Regency Investor and Analyst Day Presentation”]

Three Key Long-Term Goals

1.	Generate shareholder return in excess of the FTSE Shopping Center REIT Index

2.	Sustain long-term, reliable growth in NAV and Recurring FFO per share of ~5%

3.	Strengthen balance sheet by improving financial ratios

•	Debt to assets: < 40%

•	Debt to EBITDA: < 5.5X

•	Fixed charge coverage: > 2.5X

[Slide 3, page 16 of the “Regency Investor and Analyst Day Presentation”]

Five Critical Strategies to Achieve Goals

1.	Own top-performing shopping center portfolio, generating reliable NOI growth

•	Primarily anchored by market-dominant and highly productive grocers

•	Demographic profiles exceeding CBSA averages with substantial purchasing power

•	Centers with infill characteristics or high barriers to entry

2.	Grow NOI by 3%, while returning to 95% leased by 2014

•	Lease spaces < 10,000 SF to 90%

•	Reduce move outs and bad debt expense to pre-recession levels

•	Return rent growth to 5% - 10% range

[Slide 4, page 17 of the “Regency Investor and Analyst Day Presentation”]

Five Critical Strategies to Achieve Goals (Continued)

3.	Start annually $150 million - $200 million of value-added developments and redevelopments

•	Predominantly focus on and pursue:

•	Core shopping center developments intended to be held long-term in the operating portfolio

•	Centers that will enhance the overall quality of the portfolio

•	Located in desirable markets, with infill characteristics

•	Primarily anchored by dominant national chains and high volume specialty grocers

•	Create additional value in operating portfolio through redevelopments

•	Convert land to core developments or cash

[Slide 5, page 18 of the “Regency Investor and Analyst Day Presentation”]

Five Critical Strategies to Achieve Goals (Continued)

4.	Enhance NOI growth and portfolio quality through the sale of centers with risk to long term NOI and other lower quality centers

•	$150 million - $250 million in 2012 dispositions

•	Continuously evaluate the acceleration of plan if circumstances and conditions permit

•	Opportunistically recycle funds

•	Development and acquisition of “A” centers

•	Reduction in leverage

•	Repurchase of stock

•	Utilize co-investment partnerships where appropriate to augment and leverage Regency's returns on capital

[Slide 6, page 19 of the “Regency Investor and Analyst Day Presentation”]
Five Critical Strategies to Achieve Goals (Continued)

5.
Preserve and enhance the balance sheet and access to capital in an uncertain and volatile economy, while funding investments in dominant centers, opportunistically reduce leverage and grow NAV per share

•	Cash flow

•	Asset sales

•	Co-investment partnerships

•	Equity on NAV accretive basis

[Slide 7, page 51 of the “Regency Investor and Analyst Day Presentation”]
2012 Guidance - Operating Metrics

	2011E	2012E
Same property percent leased at period end	93.0% - 93.5%	93.0% - 94.0%
Same property average percent leased	92.5%	92.5% - 93.5%
Same property NOI growth (excluding termination fees)	(0.2)% - 0.3%	1.5% - 3.0%
Rental rate growth (spaces vacant less than 12 months)	0.0% - 1.0%	(1.0%) – 2.5%

[Slide 8, page 52 of the “Regency Investor and Analyst Day Presentation”]
2012 Guidance - Investments

	2011E	2012E
Acquisitions (REG pro-rata)	$100,643 - $140,000	$100,000 - $200,000
Acquisitions (cap rate)	5.8% - 6.0%	5.7% - 6.3%
Dispositions (REG pro-rata)	$84,000 - $91,000	$150,000 - $250,000
Dispositions (cap rate)	7.8% - 7.9%	8.0% - 8.8%
Development starts	$34,000 - $94,000	$75,000 - $150,000

[Slide 9, page 53 of the “Regency Investor and Analyst Day Presentation”]
2012 Guidance - Fees and Expenses

	2011E	2012E
Net interest expense	$123,000 - $123,500	$112,500 - $114,500
Capitalized interest	$1,500 - $2,000	$2,000 - $3,000
Net G&A	$56,000 - $57,000	$58,500 - $62,500
Recurring third party fees and commissions	$28,000 - $29,000	$24,800 - $27,000
Transaction profits net of taxes, acquisition costs and dead deal costs	$6,800 - $7,800	($5,500) – ($3,500)

[Slide 10, page 54 of the “Regency Investor and Analyst Day Presentation”]
2012 Guidance Reconciliation

2011 Recurring Range	$2.35	$2.38
NOI*
Same store NOI	0.07	0.14
Non same store NOI, including developments	0.02	0.02
Net capital recycling	(0.08)	(0.04)
Recurring net G&A	(0.05)	(0.07)
Change in interest expense*	0.15	0.15
Recurring fees	(0.05)	(0.03)
Before weighted average shares	$2.41	$2.55
Impact from change in weighted average shares	(0.05)	(0.05)
2012 Recurring FFO	$2.36	$2.50
*Wholly owned and Regency’s pro rata share of co-investment partnerships

[Slide 11, page 55 of the “Regency Investor and Analyst Day Presentation”]
2012 Guidance - Earnings

	2011E	2012E
Recurring FFO/Share	$2.35 - $2.38	$2.36 - $2.50
FFO/Share	$2.46 - $2.49	$2.30 - $2.46

[Slide 12, page 56 of the “Regency Investor and Analyst Day Presentation”]
Regency's Roadmap to Future Per Share Growth

Contribution from….		Assumptions

Net Operating Income (NOI)	4% -5%	Pro-rata NOI; Future growth at 2.5% - 3.0%
New Developments	5%	Develop $150 million per year
Capital Recycling	(1)% - (0.5)%	Recycle $150 million to $200 million per year; Acquisitions average 5.8%; Dispositions average 7.6%
Recurring Fees and Other	0.5%
G&A	(1)%
Financing Costs	(3)%	New development financed on a leverage neutral basis using a combination of debt, equity, and free cash flow
Annual Recurring FFO per Share Growth	4.5% - 6%

[Slide 13, page 58 of the “Regency Investor and Analyst Day Presentation”]
Reconciliation of FFO and Recurring FFO Guidance to Net Income
December 31, 2011 and 2012
(All amounts are per share except weighted average shares)

Funds from Operations Guidance:	Full Year 2011		Full Year 2012
Net income attributable to common stockholders	$0.39	0.42	$0.39	0.55
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts as defined below	2.07	2.07	1.91	1.91
Funds From Operations	$2.46	2.49	$2.30	2.46
Adjustments to reconcile FFO to Recurring FFO:
All non-recurring items as defined below	$(0.11)	(0.11)	0.06	0.04
Recurring Funds From Operations	$2.35	2.38	$2.36	2.50
Weighted average shares (000's)	88,646		90,414

Recurring Funds From Operations (Recurring FFO): Recurring FFO is defined as funds from operations excluding the impact of gains from the sale of development and outparcels, net of related taxes and dead deal costs, provisions for impairment, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, non-recurring transaction fees and promotes, and other one-time items.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. NAREIT reiterated that FFO should exclude the impact of loss impairments (October 2011). Regency has excluded all loss impairments from depreciable assets and investments in joint ventures. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.